UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 8, 2007
Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On November 8, 2007, the Board of Directors of the Corporation amended the Restated Bylaws of the Corporation to provide the Board with the authority to issue non-certificated shares of stock and to make other technical changes to ensure compliance with the New York Stock Exchange rules, which were revised to require that as of January 1, 2008, all securities listed on the NYSE must be eligible for a direct share registration system. A copy of the Restated Bylaws of the Corporation, as amended, is furnished as Exhibit 3.01 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

3.01	Restated Bylaws of the Corporation, as of November 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)
Date:November 8, 2007	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.01	Restated Bylaws of the Corporation, as of November 8, 2007.